UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2026

CHENIERE ENERGY PARTNERS, L.P.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-33366	20-5913059
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

845 Texas Avenue, Suite 1250

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 375-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	CQP	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 9, 2026 (the “Issue Date”), Cheniere Energy Partners, L.P. (“Cheniere Partners”) closed the sale of its previously announced offering of $1 billion aggregate principal amount of 5.350% Senior Notes due 2036 (the “2036 Notes”) and $750 million aggregate principal amount of 6.050% Senior Notes due 2056 (the “2056 Notes” and, together with the 2036 Notes, the “Notes”). The sale of the Notes was not registered under the Securities Act of 1933, as amended (the “Securities Act”), and the Notes were sold on a private placement basis in reliance on Section 4(a)(2) of the Securities Act and Rule 144A and Regulation S thereunder.

Supplemental Indentures

The Notes were issued on the Issue Date pursuant to the indenture, dated as of September 18, 2017 (the “Base Indenture”), by and among Cheniere Partners, the guarantors party thereto (the “Guarantors”) and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by the eleventh supplemental indenture, dated as of the Issue Date, among Cheniere Partners, the Guarantors and the Trustee, relating to the 2036 Notes (the “Eleventh Supplemental Indenture”) and the twelfth supplemental indenture, dated as of the Issue Date, among Cheniere Partners, the Guarantors and the Trustee, relating to the 2056 Notes (the “Twelfth Supplemental Indenture”). The Base Indenture as supplemented by the Eleventh Supplemental Indenture and the Twelfth Supplemental Indenture is referred to herein as the “Notes Indenture.”

Under the terms of the Eleventh Supplemental Indenture, the 2036 Notes will mature on November 30, 2036 and will accrue interest at a rate equal to 5.350% per annum on the principal amount from the Issue Date, with such interest payable semi-annually, in cash in arrears, on May 30 and November 30 of each year, beginning on November 30, 2026.

Under the terms of the Twelfth Supplemental Indenture, the 2056 Notes will mature on November 30, 2056 and will accrue interest at a rate equal to 6.050% per annum on the principal amount from the Issue Date, with such interest payable semi-annually, in cash in arrears, on May 30 and November 30 of each year, beginning on November 30, 2026.

The Notes are Cheniere Partners’ senior unsecured obligations, ranking equally in right of payment with Cheniere Partners’ other existing and future unsubordinated debt and senior in right of payment to any of its future subordinated debt. The Notes are unconditionally guaranteed by each of Cheniere Partners’ current and future subsidiaries that guarantee Cheniere Partners’ revolving credit facility from time to time.

At any time or from time to time prior to May 30, 2036 with respect to the 2036 Notes and at any time or from time to time prior to May 30, 2056 with respect to the 2056 Notes (each applicable date, the “Applicable Par Call Date”), Cheniere Partners may, at its option, redeem all or part of the Notes at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) a specified make-whole redemption price set forth in the Eleventh Supplemental Indenture with respect to the 2036 Notes and set forth in the Twelfth Supplemental Indenture with respect to the 2056 Notes, in either case plus accrued and unpaid interest to the redemption date. On and after the Applicable Par Call Date, Cheniere Partners may redeem the Notes at its option, in whole at any time or in part from time to time at a redemption price equal to 100% of the principal amount of the Notes redeemed plus accrued and unpaid interest, if any, to (but not including) the applicable redemption date.

The Notes Indenture also contains customary terms and events of default and certain covenants that, among other things, limit the ability of Cheniere Partners and the Guarantors to incur liens, enter into sale-leaseback transactions and consolidate, merge or sell, lease or otherwise dispose of all or substantially all of the applicable entity’s properties or assets. The Notes Indenture covenants are subject to a number of important limitations and exceptions.

The foregoing description of the Eleventh Supplemental Indenture is qualified in its entirety by reference to the full text of the Eleventh Supplemental Indenture, which is filed as Exhibit 4.1 hereto and is incorporated by reference herein. The foregoing description of the Twelfth Supplemental Indenture is qualified in its entirety by reference to the full text of the Twelfth Supplemental Indenture, which is filed as Exhibit 4.2 hereto and is incorporated by reference herein. The foregoing description of the Base Indenture is qualified in its entirety by reference to the full text of the Base Indenture, which is incorporated by reference herein. A copy of the Base Indenture was filed as Exhibit 4.1 to the Current Report dated September 18, 2017, filed by Cheniere Partners on Form 8-K. Any capitalized terms used herein and not otherwise defined have the meaning ascribed to them in the Notes Indenture.

Registration Rights Agreement

In connection with the issuance of the Notes, Cheniere Partners, the Guarantors and BofA Securities, Inc., as representative of the initial purchasers, entered into a Registration Rights Agreement dated as of the Issue Date (the “Registration Rights Agreement”). Under the terms of the Registration Rights Agreement, Cheniere Partners and the Guarantors have agreed to use commercially reasonable efforts to file with the U.S. Securities and Exchange Commission and cause to become effective a registration statement with respect to an offer to exchange any and all of the Notes, for a like aggregate principal amount of debt securities of Cheniere Partners issued under the Notes Indenture and identical in all material respects to the respective Notes sought to be exchanged (other than with respect to restrictions on transfer or to any increase in annual interest rate), and that are registered under the Securities Act. Cheniere Partners and the Guarantors have agreed to use commercially reasonable efforts to cause such registration statement to become effective within 360 days after the Issue Date. Under specified circumstances, Cheniere Partners and the Guarantors have also agreed to use commercially reasonable efforts to cause to become effective a shelf registration statement relating to resales of the Notes. Cheniere Partners will be obligated to pay additional interest if it fails to comply with its obligations to register the Notes within the specified time periods.

This description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this report regarding the Notes is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1*	Eleventh Supplemental Indenture, dated as of June 9, 2026, among Cheniere Energy Partners, L.P., the guarantors party thereto and The Bank of New York Mellon, as Trustee under the Indenture.

4.2*	Twelfth Supplemental Indenture, dated as of June 9, 2026, among Cheniere Energy Partners, L.P., the guarantors party thereto and The Bank of New York Mellon, as Trustee under the Indenture.

10.1*	Registration Rights Agreement, dated as of June 9, 2026, among Cheniere Energy Partners, L.P., the guarantors party thereto and BofA Securities, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY PARTNERS, L.P.

By: CHENIERE ENERGY PARTNERS GP, LLC,
its general partner

Dated: June 9, 2026	By:	/s/ Zach Davis
	Name:	Zach Davis
	Title:	Executive Vice President and Chief Financial Officer